EXHIBIT 32.4

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment to Quarterly Report on Form 10-QSB/A (the "Report") of All American Pet Company, Inc. (the "Company") for the period ended September 30, 2007, the undersigned Barry Schwartz, the President; Chief Executive Officer; Director, Principal Accounting Officer and Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of each of the undersigned's knowledge and belief:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 13, 2007	/s/ Barry Schwartz
Barry Schwartz,
President; Chief Executive Officer; Director, Principal Accounting Officer and Chief Financial Officer